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                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
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                                                               FORM 8-K

                                                            CURRENT REPORT
                                                              Pursuant to

                                                        Section 13 or 15(d) of

                                                  THE SECURITIES EXCHANGE ACT OF 1934

                                     Date of Report (Date of Earliest Event Reported): May 7, 2003
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                                                         U.S. Can Corporation
                                        (Exact name of registrant as specified in its charter)

              Delaware                                 1-13678                              06-1094196

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                           Identification Number)

                                                       700 East Butterfield Rd.
                                                               Suite 250
                                                           Lombard, IL 60148

                                     (Address, of principal executive offices, including zip code)

                                                            (630) 678-8000

                                          (Registrant's Telephone number including area code)

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Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:
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         99.1.    Press Release of the Company dated May 7, 2003.

Item 9.       Information Furnished Under Item 12 (Results of Operations and Financial
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              Condition).
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                  The information  contained in this Item 9 of this Current Report is being furnished  pursuant to "Item 12. Results of
Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583 (March 27, 2003).

                  The  information  in this  Current  Report is being  furnished  and shall not be deemed  "filed" for the  purposes of
Section 18 of the  Securities  Exchange  Act of 1934,  as  amended,  or  otherwise  subject to the  liabilities  of that  Section.  The information in this Current Report shall not be incorporated by reference into any  registration  statement or other document  pursuant to the Securities Act of 1933, as amended.

                  On May 7, 2003, U.S. Can Corporation  (the "Company")  released its results for the quarterly  period ended March 30,
2003.

                  A copy of the  Company's  press  release  issued on May 7, 2003 is  attached  to this  Current  Report on Form 8-K as
Exhibit 99.1.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. CAN CORPORATION

                                                     By_/s/ Sandra K. Vollman
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                                                     Name:  Sandra K. Vollman
                                                     Title:   Senior Vice President and Chief
                                                              Financial Officer

Date: May 9, 2003.

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                                                             EXHIBIT INDEX
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         The following designated exhibit is filed herewith:

99.1              Press Release of the Company dated May 7, 2003.